SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 26, 2001

                                RAYTHEON COMPANY
             (Exact name of registrant as specified in its charter)


     Delaware                1-13699                      95-1778500
     --------                -------                      ----------
(State of Incorporation)   (Commission File Number)    (IRS Employer
                                                       Identification Number)

                                141 Spring Street
                         Lexington, Massachusetts 02421
                         ------------------------ -----
               (Address of principal executive offices (Zip Code)

       Registrant's telephone number, including area code: (781) 862-6600

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Item 5.   Other Events. On June 26, 2001, the Registrant announced that it had received third party estimates indicating higher costs to complete two Massachusetts construction projects for Sithe Energies, Inc. that were abandoned by Washington Group International. Registrant is completing the construction projects pursuant to performance guarantees. In connection with this announcement, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is specifically incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to such press release.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  The following exhibits are filed as part of this report:

99.1      Press release dated June 26, 2001.

99.2      Chart of Exposure Summary.



                                    SIGNATURE



     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 26, 2001


                                        RAYTHEON COMPANY


                                 By:  /S/ John W. Kapples
                                          John W. Kapples
                                          Vice President and
                                             Secretary


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                                 EXHIBIT LIST

Exhibit No.                     Description

99.1                    Press Release Dated June 26, 2001

99.2                    Chart of Exposure Summary